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                              CONVERTIBLE DEBENTURE
                               PURCHASE AGREEMENT

                                  by and among

                              KENNEDY-WILSON, INC.

                                       and

                               William J. McMorrow

                                       and

                                Lewis A. Halpert

                                       and

                   THE SEVERAL PURCHASERS NAMED IN SCHEDULE I

                           Dated as of April 15, 1999

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      CONVERTIBLE DEBENTURE PURCHASE AGREEMENT dated as of April 15, 1999 by and among Kennedy-Wilson, Inc., a Delaware corporation (the "Company"), William J. McMorrow and Lewis A. Halpert (the "Managing Stockholders"), and the several purchasers named in the attached Schedule I (individually a "Purchaser" and collectively the "Purchasers").

      WHEREAS, the Company wishes to issue and sell to the Purchasers the Company's 6% Subordinated Convertible Notes, due 2006, (the "Convertible Debentures") in the original aggregate principal amount of $7,500,000; and

      WHEREAS, the Purchasers, severally, wish to purchase the Convertible Debentures on the terms and subject to the conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                    ARTICLE I

                           THE CONVERTIBLE DEBENTURES

      SECTION 1.01 Issuance, Sale and Delivery of the Convertible Debentures. On the basis of the representations, warranties, covenants and agreements contained herein and subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees to purchase from the Company, the Convertible Debentures with the principal amount set forth opposite the name of such Purchaser under the heading "Convertible Debentures to be Purchased" on Schedule I, at the aggregate purchase price set forth opposite the name of such Purchaser under the heading "Purchase Price for Convertible Debentures" on Schedule I. The Convertible Debentures shall be substantially in the form set forth as Exhibit A attached hereto. Except as set forth in this Agreement, the Convertible Debentures shall (a) be payable on April 15, 2006 and (b) bear interest (based on a 360-day year consisting of twelve 30-day months) on the unpaid principal amount thereof until due and payable at the rate of six percent (6%) per annum, which interest shall be payable monthly in arrears on the last business day of each month, commencing May , 1999, and at maturity or prior prepayment of the Convertible Debentures in full.

      SECTION 1.02 Closing. The closing shall take place at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110, at 10:00 a.m., Boston time, on or before April 15, 1999, or at such later date on or before April 26, 1999 on which all conditions precedent set forth in Article IV are satisfied or waived, or at such other location or such later date and time as may be agreed upon between the Purchasers and the Company (such closing being called the "Closing" and such date and time being called the "Closing Date"). After the Closing and on or before April 26, 1999, the Company shall issue and deliver to each Purchaser a Convertible Debenture, payable to the order of such Purchaser, in the principal amount set forth opposite the name of such Purchaser under the heading "Convertible Debentures to be Purchased" on Schedule I. As payment in full for the Convertible

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Debentures being purchased by it under this Agreement, and against delivery of the Convertible Debentures as aforesaid, on the Closing Date each Purchaser shall transfer to the account of the Company by wire transfer the amount set forth opposite the name of such Purchaser under the heading "Purchase Price for Convertible Debenture" on Schedule I-.

      SECTION 1.03 Repayment. The Company hereby unconditionally promises to pay to each Holder of a Convertible Debenture the then unpaid principal amount of the Convertible Debenture, all accrued and unpaid interest thereon on April 15, 2006.

            SECTION 1.04 Registration of Transfer and Exchange; Payments and Endorsements. The Company shall keep at its corporate headquarters located at the address listed in Section 8.05 of this Agreement, or such other office as the Company shall designate from time to time with prompt written notice, a register (the "Security Register") maintained by a registrar (the "Security Registrar") in which, subject to reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of the Convertible Debentures initially in the name of the Purchasers and upon the transfer of the Convertible Debentures by each Purchaser in accordance with the terms and conditions of this Agreement (the Purchasers and transferees and distributees being referred to hereafter individually as a "Holder" and collectively as "Holders"), in the name of the transferee. The Secretary of the Company shall initially be the "Security Registrar" for the purpose of registering the Convertible Debentures and transfers of Convertible Debentures.

      Payments of principal and interest on the Convertible Debentures shall be made without setoff or counterclaim directly by check duly mailed or delivered to the Purchasers at their addresses referred to in Section 8.05 hereof, without any presentment or notation of payment, except that prior to any transfer of any Convertible Debentures, the Holder thereof shall endorse on such Convertible Debentures a record of the date to which interest has been paid and all payments made on account of principal of such Convertible Debentures. All payments and prepayments of principal of and interest on the Convertible Debentures shall be applied (to the extent thereof) to all of the Convertible Debentures pro rata based on the principal amount outstanding and held by each Holder thereof.

      SECTION 1.05 Default Rates of Interest. If an Event of Default described in Section 9.01(c) (a "Ratio Default") has occurred and is continuing for at least 30 days, from and after the 30th day after the date such Ratio Default occurred the entire outstanding unpaid principal balance of the Convertible Debentures and any unpaid interest from time to time due thereon shall bear interest, payable on demand, at the rate of 15% per annum, or such lower rate as then may be the maximum rate permitted by applicable law; provided, however, that upon the cessation or cure of such Ratio Default, if no Payment Default (as defined below) or Other Default (as defined below) is then continuing, the Convertible Debentures shall again bear interest at the rate of 6% per annum as set forth in Section 1.01 and if a Payment Default or Other Default is then continuing, the Convertible Debentures shall bear interest at the rate required by the applicable provision of this Section 1.05. If an Event of Default described in Section 9.01(a) or (b) (a "Payment Default") has occurred and is continuing for at least 30 days, from and after the 30th day after the date such Payment Default occurred the entire outstanding


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unpaid principal balance of the Convertible Debentures and any unpaid interest from time to time due thereon shall bear interest, payable on demand, at the rate of 8% per annum, or such lower rate as then may be the maximum rate permitted by applicable law; provided, however, that upon the cessation or cure of such Payment Default, if no Ratio Default or Other Default is then continuing, the Convertible Debentures shall again bear interest at the rate of 6% per annum as set forth in Section 1.01 and if a Ratio Default or Other Default is then continuing, the Convertible Debentures shall bear interest at the rate required by any the applicable provision of this Section 1.05. If an Other Default has occurred and is continuing, from and after the date such Other Default occurred the entire outstanding unpaid principal balance of the Convertible Debentures and any unpaid interest from time to time due thereon shall bear interest, payable on demand, at the rate of 10% per annum, or such lower rate as then may be the maximum rate permitted by applicable law; provided, however, that upon the cessation or cure of such Other Default, if no Ratio Default or Payment Default is then continuing, the Convertible Debentures shall again bear interest at the rate of 6% per annum as set forth in Section
1.01 and if a Payment Default or Ratio Default is then continuing, the Convertible Debentures shall bear interest at the rate required by the applicable provision of this Section 1.05).

      SECTION 1.06 Maximum Legal Rate of Interest. Nothing in this Agreement or in the Convertible Debentures shall require the Company to pay interest at a rate in excess of the maximum rate permitted by applicable law.

      SECTION 1.07 Payment on Non-Business Days. Whenever any payment to be made shall be due on a day which is not a business day, such payment may be made on the next succeeding business day, and such extension of time shall in such case not be included in the computation of payment of interest due.

      SECTION 1.08 Optional Prepayment. Commencing only on April 15, 2002, upon thirty (30) days prior written notice, the Company may prepay all, but not less than all, of the unpaid principal amount and any outstanding interest on the Convertible Debentures only if the market price of the Company's Common Stock for the 30 consecutive trading days during the 35 trading days preceding the date of such notice has been at least $20.00 per share (as adjusted from time to time in the same manner as the Applicable Conversion Value pursuant to Article IA hereof) provided, however, that upon thirty (30) days prior written notice, the Company may prepay all, but not less than all, of the unpaid principal amount and any outstanding interest on the Convertible Debentures at any time the aggregate unpaid principal amount of all outstanding Convertible Debentures is $1,000,000 or less.

      SECTION 1.09 Transfer and Exchange of Convertible Debentures. The Holder of any Convertible Debenture may, prior to maturity or prepayment thereof, surrender such Convertible Debenture at the principal office of the Company for transfer or exchange if (a) Convertible Debentures with at least $500,000 in principal amount are transferred or (b) such transfer or exchange is in connection with the dissolution or winding up of a Purchaser. Any Holder desiring to transfer or exchange any Convertible Debenture shall first notify the Company in writing at least five (5) days in advance of such transfer or exchange. Within a reasonable time after such notice to the Company from a Holder of its intention to make such exchange and


                                      -3-
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without expense (other than transfer taxes, if any) to such Holder, the Company shall issue in exchange therefor another Convertible Debenture, in such denominations as requested by the Holder, for the same aggregate principal amount, as of the date of such issuance, as the unpaid principal amount of the Convertible Debenture so surrendered and having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Convertible Debenture so surrendered. Each new Convertible Debenture shall be made payable to such person or persons, or assigns, as the Holder of such surrendered Convertible Debenture may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom. Unless the Convertible Debentures have been registered under the Securities Act, if the Company so requests, the transferee shall provide, and the Company shall not be required to effect a transfer until it receives, an opinion of counsel that is reasonably satisfactory to the Company to the effect that such transfer is not required to be registered under the Securities Act, provided that such opinion shall not be required in respect of a transfer to any partner of a Purchaser.

      SECTION 1.10 Replacement of Convertible Debentures. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Convertible Debenture and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Convertible Debenture, the Company will issue a new Convertible Debenture, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Convertible Debenture; provided, however, if any Convertible Debenture of which a Purchaser is the Holder is lost, stolen or destroyed, the affidavit of an authorized partner or officer of the Purchaser setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Convertible Debenture in replacement of such lost, stolen or destroyed Convertible Debenture other than the Purchaser's written agreement to indemnify the Company.

      SECTION 1.11 Subordination. The Company, the Purchasers and each Holder by its acceptance of any Convertible Debenture agree, for the benefit of holders of Senior Debt, that the principal of or interest on or any other amounts due with respect to the Convertible Debentures shall be subordinated to the prior payment in full of all Senior Debt as provided herein. Upon the maturity of any Senior Debt (by lapse of time, acceleration or otherwise) all such Senior Debt which has so matured and is then due and payable shall first be paid in full, or such payment shall be duly provided for in a manner satisfactory to all holders of such Senior Debt, before any payment is made on account of the principal of or interest on or any other amounts due with respect to the Convertible Debentures. Upon any distribution of assets of the Company in any dissolution, winding up, liquidation or reorganization for the benefit of creditors of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

            (a) the holders of all Senior Debt shall first be entitled to receive payments in full of all Senior Debt (including, without limitation, interest accruing after the commencement


                                      -4-
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of any such proceeding at the rate specified in the documentation governing the terms of such Senior Debt) in cash or in a manner satisfactory to all of its holders before any Purchaser or any other Holder is entitled to receive any payment from the Company on account of the principal of or interest on or any other amounts due with respect to the Convertible Debentures;

            (b) in the event that notwithstanding the foregoing provisions of this Section 1.11, any payment or distribution or assets of the Company of any kind or character, whether in cash, property or securities, shall be received by a Purchaser or any other Holder on account of the principal of or interest on or any other amounts due with respect to the Convertible Debentures before all Senior Debt is paid in full, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid forthwith over and delivered to the holders of such Senior Debt remaining unpaid or provided for or their representative under the credit or other agreement under which such Senior Debt may have been issued (pro rata on the basis of such unpaid Senior Debt held by such holders), for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Debt.

            (c) Subrogation. Subject to the payment in full of all Senior Debt and until the Convertible Debentures shall be paid in full, the Holders shall be subrogated to the rights of the holders of Senior Debt (to the extent of payments or distributions previously made to such holders of Senior Debt pursuant to the provisions of this Section 1.11) to receive payments or distributions of assets of the Company applicable to the Senior Debt. No such payments or distributions applicable to the Senior Debt shall, as between the Company and its creditors, other than the holders of Senior Debt and the Holders , be deemed to be a payment by the Company to or on account of the Convertible Debentures; and for the purposes of such subrogation, no payments or distributions to the Holders of Senior Debt to which the Holders of the Convertible Debentures would be entitled except for the provisions of this
Section 1.11 shall, as between the Company and its creditors, other than the holders of Senior Debt and the Holders, be deemed to be a payment by the Company to or on account of the Senior Debt.

            (d) Scope of Section. The provisions of this Section 1.11 are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Debt, on the other hand. Nothing contained in this Section 1.11 or elsewhere in this Agreement or the Convertible Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holders, the obligation of the Company, which is unconditional and absolute, to pay to the Holders the principal of and interest on the Convertible Debentures as and when the same shall become due and payable in accordance with the terms thereof, or to affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent any Holder from accepting any payment with respect to a Convertible Debenture or exercising all remedies otherwise permitted by applicable law upon default under a Convertible Debenture, subject to the rights, if any, under this Section 1.11 of the holders of Senior Debt in respect of cash, property or securities of the Company received by the Holders.


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                                   ARTICLE IA

                      CONVERSION OF CONVERTIBLE DEBENTURES

      1A.01. Conversion Right. Subject to and in compliance with the provisions of this Article IA, all or any part of the principal amount outstanding (but no part of the unpaid interest) of any Convertible Debenture may, at the option of the Holder thereof, be converted at any time or from time to time into fully-paid and non-assessable shares of Common Stock.

      1A.02. Applicable Conversion Value. The price at which any Convertible Debenture may be converted into Common Stock (the "Applicable Conversion Value") shall, subject to adjustment as hereinafter provided, be $10.00 in principal amount of the Convertible Debenture for each share of Common Stock.

      1A.03. Adjustments for Sale of Common Stock.

            (a) If the Company shall, while there are any Convertible Debentures outstanding, issue or sell shares of its Common Stock in a single transaction or series of transactions with an aggregate sales price of up to $5,000,000, in a transaction where such shares are not registered pursuant to the Securities Act, at a price per share greater than or equal to $5.00 (as adjusted for any Extraordinary Common Stock Event) but less than the Fair Market Value on the day immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value, upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to an amount determined by multiplying the Applicable Conversion Value by a fraction:

            (1) the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Fair Market Value on the day immediately prior to such issuance, and

            (2) the denominator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (b) the number of such additional shares of Common Stock so issued.

            (b) If the Company shall, while there are any Convertible Debentures outstanding, issue or sell shares of its Common Stock in excess of the amount set forth in (a) above in a transaction where such shares are not registered pursuant to the Securities Act without consideration or at a price per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case the Applicable Conversion Value, upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to an amount determined by multiplying the Applicable Conversion Value by a fraction:


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            (1) the numerator of which shall be (a) the number of shares of
Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Applicable Conversion Value in effect immediately prior to such issuance, and

            (2) the denominator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (b) the number of such additional shares of Common Stock so issued.

      This Section 1A.03 shall not apply under any circumstances under which
Section 1A.04 is applied.

      1A.04. Adjustments Upon Issuance of Common Stock, Warrants, Options and Rights to Common Stock.

            (a) For the purposes of this Article IA, the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Company for such Common Stock shall be less than the Fair Market Value at the time of such issuance. Any obligation, agreement or undertaking to issue shares of Common Stock or warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this Article IA upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided or if such warrants, options or subscription rights or purchase rights or convertible securities were issued or sold prior to the date hereof.

            Should the Net Consideration Per Share of any such warrants, options, subscriptions or purchase rights or convertible securities be decreased from time to time, then, upon the effectiveness of each such change, the Applicable Conversion Value shall be adjusted to such Applicable Conversion Value as would have obtained (1) had the adjustments made upon the issuance of such warrants, options, rights or convertible securities been made upon the basis of the actual Net Consideration Per Share of such securities, and (2) had adjustments made to the Applicable Conversion Value since the date of issuance of such securities been made to the Applicable Conversion Value as adjusted pursuant to (1) above. Any adjustment of the Applicable Conversion Value with respect to this paragraph which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options, subscriptions or purchase rights expire or are cancelled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect at the time of the issuance of the expired or canceled warrants, options, subscriptions or purchase rights, with such additional adjustments as would have been made to that Applicable Conversion Value had the expired or canceled warrants, options, subscriptions or purchase rights not been issued.

            (b) For purposes of this Article IA the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                  (i) The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                  (ii) The "Net Consideration Per Share" which may be received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future upward price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities.

            (c) For purposes of this Article IA, if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this
Article IA consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Company.

            (d) Sections 1A.03 and 1A.04 shall not apply under any of the circumstances which would constitute an Extraordinary Common Stock Event (as defined in Section 1A.05).

      1A.05. Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

      "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (iii) a combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

      1A.06. Intentionally Omitted.

      1A.07. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, the Holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

            (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

            (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

            (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split, then and in each such case each Holder of a Convertible Debenture, on the conversion thereof as provided in this Article IA, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 1A.07) which such Holder would hold on the date of such conversion if on the date hereof he had been the Holder of record of the number of shares of Common Stock issuable upon conversion of such Convertible Debenture and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 1A.07) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period under this
Article IA.

      1A.08. Adjustment for Reorganization, Consolidation, Merger, etc.

            (a) In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merger into any other Person, or (c) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, each Holder of a Convertible Debenture, on the conversion thereof as provided in this Article IA at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so converted its Convertible Debenture, immediately prior thereto, all subject to further adjustment thereafter as provided under this Article IA.

            (b) Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holders after the effective date of such dissolution pursuant to this Section 1A.08 to a bank or trust company having its principal office in Boston, Massachusetts, or Baltimore, Maryland, as trustee for the Holders. Upon delivery of such stock, other securities and property (including cash) to such a bank or trust company, the Company shall be discharged from its obligations under Section 1A.08(a).

            (c) Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 1A.08, each Convertible Debenture shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of any Convertible Debenture after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company.

      1A.09. Officer's Certificate as to Adjustments; Notice by Company. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Company at its expense will furnish each Holder of a Convertible Debenture with a certificate, prepared and certified by the chief financial officer or treasurer of the Company, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

      1A.10. Exercise of Conversion Privilege. To exercise its conversion privilege, a Holder of a Convertible Debenture shall surrender such Convertible Debenture being converted to the Company at its principal office, and shall give written notice to the Company at that office that such Holder elects to convert such Convertible Debenture, or a portion thereof. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The Convertible Debenture so surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. The date when such written notice is received by the Company, together with the Convertible Debenture being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Company shall issue and shall deliver to the Holder of the Convertible Debenture being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such Convertible Debenture in accordance with the provisions of this Article IA, cash in the amount of all accrued and unpaid interest on such Convertible Debenture up to and including the Conversion Date, and cash, as provided in Section 1A.11, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the Holder as a Holder of a Convertible Debenture shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares of Common Stock represented thereby.

      1A.11 Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of a Convertible Debenture. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of a Convertible Debenture, the Company shall pay to the Holder of the Convertible Debenture which was converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the Fair Market Value per share of the Common Stock at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total principal amount of Convertible Debentures being converted at any one time by any Holder thereof, not upon each Convertible Debenture being converted.

      1A.12. Partial Conversion. In the event some but not all of the principal amount represented by a Convertible Debenture surrendered by a Holder is converted, the Company shall execute and deliver to or on the order of the Holder, at the expense of the Company, a new Convertible Debenture representing the principal amount which was not converted.

      1A.13. Notices of Record Date. In the event of

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other corporation, or any other entity or person, or

            (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then and in each such event the Company shall mail or cause to be mailed to each Holder of a Convertible Debenture a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which such action is to be taken.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Purchasers that, except as set forth in the Disclosure Schedule attached as Schedule II (which Disclosure Schedule makes explicit reference to the particular representation or warranty as to which exception is taken, which in each case shall constitute the sole representation and warranty as to which such exception shall apply):

      SECTION 2.01. Organization, Qualifications and Corporate Power.

            (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification except for such failure to so qualify or be in such good standing, which, when taken together with all other such failures, are not reasonably expected to have a material adverse effect on the financial condition, regulatory condition, capital, properties, business results of operations or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement and the Registration Rights Agreement with the Purchasers in the form attached as Exhibit B (the "Registration Rights Agreement," and together with this Agreement, and any documents or agreements ancillary to this Agreement, the "Transaction Documents"), to issue, sell and deliver the Convertible Debentures and to issue and deliver the Conversion Shares.""

            (b) The attached Schedule III contains a list of all subsidiaries and affiliates of the Company and each other entity controlled, directly or indirectly, by the Company of the Company. Except for such entities, the Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity. Each of the entities listed on Schedule III is a duly formed entity, validly existing and in good standing under the laws of its respective jurisdiction of formation and is duly licensed or qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification except for such failure to so qualify or be in good standing which, when taken together with all other such failures, are not reasonably expected to have a Material Adverse Effect. Each of the entities listed on
Schedule III has the power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding shares of capital stock or other equity interests of each of the entities listed on Schedule III are owned beneficially and of record by the Company, one of its other subsidiaries, or any combination of the Company and/or one or more of its other subsidiaries, in each case free and clear of any liens, charges, restrictions, claims or encumbrances of any nature whatsoever; and there are no outstanding subscriptions, warrants, options, convertible securities, or other rights (contingent or other) pursuant to which any of the entities listed on Schedule III is or may become obligated to issue any shares of its capital stock or other equity interests to any person other than the Company or one of the other subsidiaries. As used in Section 2.06(i)-(vi) and
(vii) - (ii) and Sections through 2.09, 2.11 through 2.17, 2.21 and 2.23 through
2.29 inclusive, the term "Company" shall mean the Company and each of the entities listed in Schedule III.

      SECTION 2.02. Authorization of Agreements, Etc.

            (a) The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations thereunder, the issuance, sale and delivery of the Convertible Debentures and the issuance and delivery of the Conversion Shares have been duly authorized by all requisite corporate action and does not (i) violate any provision of law, any order of any court or other agency of government; (ii) violate the Certificate of Incorporation of the Company, as amended (the "Charter") or the By-Laws of the Company, as amended; (iii) violate any provision of any indenture, agreement or other instrument to which the Company, any of its subsidiaries or any of their respective properties or assets is bound; (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (v) result in the creation or imposition of any Lien, of any nature whatsoever upon any of the properties or assets of the Company or any of its subsidiaries, except, in the case of clauses
(i), (iii), (iv) or (v), for such breaches, violations, defaults, conflicts or Liens which, alone or in the aggregate, are not reasonably expected to have a Material Adverse Effect or prevent, materially delay or materially burden the transactions and acts contemplated by this Agreement.

            (b) The Conversion Shares have been duly reserved for issuance upon conversion of the Convertible Debentures and when so issued will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and will be free and clear of all Liens, imposed by or through the Company. The issuance or delivery of the Conversion Shares is not subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person except for such rights that have been irrevocably waived in writing.

      SECTION 2.03 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The other Transaction Documents, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

      SECTION 2.04 Authorized Capital Stock. The authorized capital stock of the Company consists of (i) 5,000,000 shares of preferred stock, $.01 par value (the "Preferred Stock"), of which no shares have been designated, and (ii) 50,000,000 shares of Common Stock. As of March 2, 1999, 6,746,681 shares of Common Stock were validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof and no shares of Preferred Stock had been issued. The holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company, and the number of shares of Common Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth in
Section 2.04 of the attached Schedule II. Except as set forth in Section 2.04 of the attached Schedule II, (i) no person owns of record or is known to the Company to own beneficially any share of Common Stock, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding and (iii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Charter or as set forth in
Section 2.04 of the attached Schedule II, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in the Transaction Documents or Section 2.04 of Schedule II, to the best of the Company's knowledge there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company or any of its subsidiaries (whether or not the Company or any of its subsidiaries is a party thereto). All of the outstanding securities of the Company were issued in compliance with all applicable Federal and state securities laws.

      SECTION 2.05 Company SEC Reports and Financial Statements.

            (a) The Company has made available to Purchasers true and complete copies of all periodic reports, statements and other documents that the Company has filed with the SEC under the Exchange Act since December 31, 1995 and prior to the date hereof and the Form S-1 Registration Statement (File 333-74391) (the "Registration Statement") filed under the Securities Act (collectively, the "Company SEC Reports"), each in the form (including exhibits and any amendments thereto) required to be filed with the Securities and Exchange Commission (the "SEC"). As of their respective dates, each of the Company's SEC Reports (i) complied in all respects with all applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations promulgated thereunder, respectively, (ii) were filed in a timely manner, and (iii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the subsidiaries are required to file any forms, reports or other documents with the SEC.

            (b) Each of the audited consolidated financial statements of the Company (including any related notes and schedules thereto) included (or incorporated by reference) in its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, (the "Financial Statements" and December 31, 1998, the "Financial Statements Date"), or the Registration Statement, are accurate and complete and fairly presents, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be noted therein), and in conformity with the SEC's regulations, the consolidated financial position of the Company and its consolidated subsidiaries as of its date and the consolidated results of operations and changes in financial position for the period then ended.

      SECTION 2.06 Events Subsequent to the Financial Statements Date. Since the Financial Statements Date, except as set forth in Section 2.06 in Schedule II, the Company has not (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Financial Statements and current liabilities incurred since the Financial Statements Date in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged, encumbered or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets or canceled any debt or claim except in the ordinary course of business, (vii) incurred any recourse indebtedness, (viii) suffered any loss of property or waived any right, of substantial value, whether or not in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

      SECTION 2.07 Litigation; Compliance with Law. There is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against the Company, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company pending under collective bargaining agreements or otherwise or (iii) governmental inquiry pending or, to the best of the Company's knowledge, threatened against the Company (including without limitation any inquiry as to the qualification of the Company to hold or receive any license or permit), which, alone or in the aggregate, is reasonably expected to have a Material Adverse Effect. The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage to its business, financial condition, operations, property or affairs except such exposure which, alone or in the aggregate, is not reasonably expected to have a Material Adverse Effect. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign except such defaults which, alone or in the aggregate, are not reasonably expected to have a Material Adverse Effect. There is no action or suit by the Company pending, threatened or contemplated against others. The Company has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, and the Company has been operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations except such noncompliance which, alone or in the aggregate, is not reasonably expected to have a Material Adverse Effect. There is no existing law, rule, regulation or order, and the Company after due inquiry is not aware of any proposed law, rule, regulation or order, whether Federal, state, county or local, which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business.

      SECTION 2.08 Intentionally Omitted.

      SECTION 2.09 Intentionally Omitted.

      SECTION 2.10 Title to properties. The Company and its subsidiaries have sufficient title to their respective properties and assets reflected on the Financial Statements or acquired by them since the date of the Financial Statements (other than properties and assets disposed of in the ordinary course of business since the date of the Financial Statements) to carry on business as now conducted, and all such properties and assets are free and clear of Liens, except for Liens disclosed in the Company SEC Reports or the Financial Statements and except for liens for or current taxes not yet due and payable or tax liabilities which are being contested in good faith and imperfections of title, if any, not material in nature or amount and not materially detracting from the value or marketability or impairing the use of the property subject thereto or materially impairing the operations of the Company and its subsidiaries. All real property of the Company and its subsidiaries is in material compliance with all material laws and regulations applicable thereto including, without limitation, environmental, zoning and other land use laws and regulations except where failure to comply, alone or in the aggregate, is not reasonably expected to have a Material Adverse Effect. To the best of the Company's knowledge after due inquiry, there are no condemnation, environmental, zoning or other land use regulation proceedings, either instituted or, to the best of the Company's knowledge, planned to be instituted, which would materially adversely affect the use or operation of the Company's and its subsidiaries' properties and assets for their respective intended uses and purposes, or the value of such properties, and neither the Company nor any subsidiary has received written notice of any violation of any of such land use regulations or special assessment proceedings which would affect such properties and assets.

      SECTION 2.11 Leasehold Interests. Each lease or agreement to which the Company is a party under which it is a lessee or lessor of any property, real or personal, is a valid and subsisting agreement, duly authorized and entered into, without any default of the Company thereunder and, to the best of the Company's knowledge, without any default thereunder of any other party thereto, except such defaults which, alone or in the aggregate, are not reasonably expected to have a Material Adverse Effect. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's possession of such property, as lessee, has not been disturbed and, to the best of the Company's knowledge after due inquiry, no claim has been asserted against the Company materially adverse to its rights in such leasehold interests.

      SECTION 2.12 Insurance. The Company holds valid policies covering all of the insurance required to be maintained by it under Section 5.04.

      SECTION 2.13 Taxes. The Company has filed all material tax returns, Federal, state, county and local, required to be filed by it, and such returns were complete and correct in all material respects. The Company has paid all taxes shown to be due by such returns. The Company has paid all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, except (i) in such instances where the failure to do so, alone or in the aggregate, are not reasonably expected to have a Material Adverse Effect and (ii) taxes, assessments and governmental charges which are being contested in good faith and for which adequate reserves have been established. The Company has established adequate reserves for all taxes accrued but not yet payable. No deficiency assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened other than tax deficiencies which are being contested in good faith and for which adequate reserves have been established. Neither the Company nor any of its present or former stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S corporation.

      SECTION 2.14 Other Agreements. Except as set forth in Section 2.14 in
Schedule II or the Company Registration Statement, the Company is not a party to or otherwise bound by any written or oral agreement, instrument, commitment or restriction which individually could reasonably be expected to have a Material Adverse Effect or any other written or oral:

            (a) agreement with any labor union representing employees of the Company;

            (b) agreement for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

            (c) agreement relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Company;

            (d) guaranty of any obligation for borrowed money or otherwise;

            (e) other agreement, instrument, commitment, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to a registration statement on Form S-1 if the Company were registering securities under the Securities Act.

The Company, and to the best of the Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date (or each non-performing party has received a valid, enforceable and irrevocable written waiver with respect to its non-performance), have received no notice of default and are not in default (with due notice or lapse of time or both) under any agreement, instrument, commitment, plan or arrangement to which the Company is a party or by which it or its property may be bound except such defaults which, alone or in the aggregate, are not reasonably expected to have a Material Adverse Effect. The Company has no present expectation or intention of not performing all its material obligations under each such agreement, instrument, commitment, plan or arrangement, and the Company has no knowledge of any breach or anticipated breach by the other party to any agreement, instrument, commitment, plan or arrangement to which the Company is a party except for such breaches which, alone or in the aggregate, are not reasonably expected to have a Material Adverse Effect. The Company is in compliance with all of the material terms and provisions of its Charter and By-Laws, as amended.

      SECTION 2.15 Loans and Advances. Except as disclosed in the Company SEC Reports and the Financial Statements, the Company does not have any material outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company.

      SECTION 2.16 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person or on any mortgages with respect to real property acquired by the Company or any of its affiliates (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

      SECTION 2.17 Significant Customers and Suppliers. No customer or supplier which was significant to the Company during the period covered by the financial statements referred to in Section 2.05 or which has been significant to the Company thereafter, has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company, as the case may be.

      SECTION 2.18 Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of the Transaction Documents, the issuance, sale and delivery of the Convertible Debentures or, upon conversion thereof, the issuance and delivery of the Conversion Shares, other than (i) filings pursuant to state securities laws (all of which filings have been made by the Company, other than those which are required to be made after the Closing and which will be duly made on a timely basis) in connection with the sale of the Convertible Debentures and (ii) with respect to the Registration Rights Agreement, the registration of the shares covered thereby with the Commission and filings pursuant to state securities laws.

      SECTION 2.19 Disclosure. Neither this Agreement, nor any Schedule or Exhibit to this Agreement, nor any documents furnished or made available to the Purchasers relating to this Agreement, contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading. There is no fact which the Company has not disclosed to the Purchasers and their counsel in writing and of which the Company is aware which, alone or in the aggregate, is reasonably expected to have a Material Adverse Effect. The financial projections and other estimates contained in any documents furnished to the Purchasers relating to this Agreement were prepared by the Company based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, believed to be reasonable, but which the Company cannot and does not assure or guarantee the attainment of in any manner. As of the date hereof no facts have come to the attention of the Company which would, in its opinion, require the Company to materially revise or amplify the assumptions underlying such projections and other estimates or the conclusions derived therefrom.

      SECTION 2.20 Offering of the Convertible Debentures. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Convertible Debentures or any security of the Company similar to the Convertible Debentures has offered the Convertible Debentures or any such similar security for sale to, or solicited any offer to buy the Convertible Debentures or any such similar security from, or otherwise approached or negotiated with respect thereto with, any person or persons, and neither the Company nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with Convertible Debentures under the Securities Act or the rules and regulations of the Commission thereunder), in either case so as to subject the offering, issuance or sale of the Convertible Debentures to the registration provisions of the Securities Act.

      SECTION 2.21 Brokers. The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

      SECTION 2.22 Intentionally Omitted.

      SECTION 2.23 Intentionally Omitted.

      SECTION 2.24 Employees. No officer or key employee of the Company has advised the Company (orally or in writing) that he intends to terminate employment with the Company. The Company has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes.

      SECTION 2.25 Intentionally Omitted.

      SECTION 2.26 Environmental Protection. The Company has not caused or allowed, or contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances (as defined below) in connection with the operation of its business or otherwise. The Company, the operation of its business, and any real property that the Company owns, leases or otherwise occupies or uses (the "Premises") are in compliance with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws, including, without limitation, any Environmental Laws or orders or directives with respect to any cleanup or remediation of any release or threat of release of Hazardous Substances, except for any noncompliance which, alone or in the aggregate, is not reasonably expected to have a Material Adverse Effect. The Company has not received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any person arising out of the ownership or occupation of the Premises, or the conduct of its operations, that alleges that the Company is not in compliance with any Environmental Laws and the Company is not aware of any basis therefor. The Company has obtained and is maintaining in full force and effect all necessary permits, licenses and approvals required by all Environmental Laws applicable to the Premises and the business operations conducted thereon (including operations conducted by tenants on the Premises), and is in compliance with all such permits, licenses and approvals, except for any noncompliance which, alone or in the aggregate, is not reasonably expected to have a Material Adverse Effect. The Company has not caused or allowed a release, or a threat of release, of any Hazardous Substance unto, at or near the Premises, and neither the Premises nor any property at or near the Premises has ever been subject to a release, or a threat of release, of any Hazardous Substance. For the purposes of this Agreement, the term "Environmental Laws" shall mean any Federal, state or local law or ordinance or regulation pertaining to the protection of human health or the environment, and any common law or equitable doctrines relating to such matters, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq., the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, et seq. For purposes of this Agreement, the term "Hazardous Substances" shall include oil and petroleum products, asbestos, polychlorinated biphenyls, urea formaldehyde and any other materials classified as pollutants, contaminants, hazardous or toxic under any Environmental Laws.

      SECTION 2.27 Intentionally Omitted.

      SECTION 2.28 Foreign Corrupt Practices Act. The Company has not taken any action which would cause it to be in material violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder. To the best of the Company's knowledge after due inquiry, there is not now, and there has never been, any employment by the Company of, or beneficial ownership in the Company by, any governmental or political official in any country in the world.

      SECTION 2.29 Federal Reserve Regulations. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin securities (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Convertible Debentures will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      Each Purchaser severally represents and warrants to the Company that:

            (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Convertible Debentures;

            (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

            (c) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

            (d) the Convertible Debentures being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

            (e) it understands that (i) the Convertible Debentures and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (ii) the

Convertible Debentures and, upon conversion thereof, the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Convertible Debentures and the Conversion Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect; and

            (f) there are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or, to its knowledge, threatened against it, which could have a material adverse effect on its ability to consummate the transactions contemplated hereby.

                                   ARTICLE IV

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

      The obligation of each Purchaser to purchase and pay for the Convertible Debentures being purchased by it on the Closing Date is, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

            (a) Opinion of Company's Counsel. The Purchasers shall have received from White & Case LLP, securities counsel for the Company, an opinion dated the Closing Date, satisfactory to the Purchasers and their counsel.

            (b) Representations and Warranties to be True and Correct. The representations and warranties contained in Article II shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President and Treasurer of the Company shall have certified to such effect to the Purchasers in writing.

            (c) Performance. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and the President and Treasurer of the Company shall have certified to the Purchasers in writing to such effect.

            (d) All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

            (e) Supporting Documents. The Purchasers and their counsel shall have received copies of the following documents:

                  (i) (A) the Charter, certified as of a recent date by the Secretary of State of the State of Delaware and (B) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company, the payment of all excise taxes by the Company and listing all documents of the Company on file with said Secretary; and

                  (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing an increase in the authorized capital stock, the execution, delivery and performance of the Transaction Documents, the issuance, sale and delivery of the Convertible Debentures and the reservation, issuance and delivery of the Conversion Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Transaction Documents; (C) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Company executing any of the Transaction Documents and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii).

            (f) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement.

            (g) Preemptive Rights. All stockholders of the Company having any preemptive, first refusal or other rights with respect to the issuance of the Convertible Debentures or the Conversion Shares shall have irrevocably waived the same in writing.

            (h) Fees of Purchasers' Counsel. The Company shall have paid in accordance with Section 8.01 the fees and disbursements of Purchasers' counsel invoiced at the Closing.

            (i) Consents. The Company shall have received the written consent of East-West Bank to the transactions contemplated hereby.

All such documents shall be satisfactory in form and substance to the Purchasers and their counsel.

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

      The Company covenants and agrees with each of the Purchasers that:

      SECTION 5.01 Information. Commencing on the Closing Date and continuing so long as any Holder holds either (i) Convertible Debentures with an aggregate principal amount of at least $5,000,000 or (ii) 500,000 Conversion Shares (as adjusted from time to time to reflect any Extraordinary Common Stock Event) or such earlier time as provided below, the Company shall deliver to such Holder the information specified in this Section 5.01 unless any such Holder at any time specifically requests that such information not be delivered to it:

            (a) Annual Financial Statements. As soon as available, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheets of the Company and its subsidiaries as at the end of such fiscal year and the related audited consolidated statements of operations, stockholders' equity and cash flows of the Company and its subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the figures as at the end of and for the immediately preceding fiscal year, accompanied (in the case of the audited consolidated financial statements) by an opinion of an accounting firm of recognized national standing selected by the Company, which opinion shall state that such accounting firm's audit was conducted in accordance with generally accepted auditing standards. All such financial statements shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods reflected therein except as stated therein. Such financial statements shall be supplemented with real property portfolio-level data.

            (b) Quarterly Financial Statements. As soon as available, but in any event not later than forty-five (45) days after the end of each quarterly fiscal period (other than the last quarterly fiscal period in any fiscal year of the Company), the unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of each such period and the related unaudited consolidated statements of income and cash flows of the Company and its subsidiaries for such period and for the elapsed period in such fiscal year, all in reasonable detail and stating in comparative form (i) the figures as of the end of and for the comparable periods of the preceding fiscal year and (ii) the figures reflected in the operating budget (if any) for such period as specified in the financial plan of the Company. All such financial statements shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods reflected therein except as stated therein. Such financial statements shall be supplemented with real property portfolio-level data.

            (c) Monthly Financial Statements. Within thirty (30) days after the end of each month in each fiscal year (other than the last month in each fiscal year) an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, and the related unaudited consolidated statements of income, certified by the Chief Financial Officer of the Company, such consolidated balance sheet to be as of the end of such month and such consolidated statements of income to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case with comparative statements for the prior fiscal year;

            (d) Material Litigation. Within twenty (20) days after the Company learns of the commencement or written threat of commencement of any litigation or proceeding against the Company, any of its subsidiaries or any of the Partnerships or any of their respective assets that could reasonably be expected to have a Material Adverse Effect, written notice of the nature and extent of such litigation or proceeding.

            (e) Material Agreements. Within five (5) days after the expiration of the applicable cure period, if any, or if no such cure period exists within five (5) days after the receipt by the Company of written notice of a default by the Company or any of its subsidiaries under any material contract, agreement or document to which it is a party or by which it is bound, written notice of the nature and extent of such default except for such defaults which, individually or in the aggregate, are not reasonably expected to have a Material Adverse Effect.

            (f) Other Reports and Statements. Promptly upon any distribution to its stockholders generally, to its directors or to the financial community of an annual report, quarterly report, proxy statement, registration statement or other similar report or communication, a copy of each such annual report, quarterly report, proxy statement, registration statement or other similar report or communication and promptly upon filing by the Company with the SEC or with The National Market System, Inc., the National Association of Securities Dealers, Inc. or any national securities exchange or other market system of all regular and other reports or applications, a copy of each such report or application; and a copy of such report or statement and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company.

            (g) Accountants' Management Letters, Etc. Promptly after receipt by the Company, copies of all accountants' management letters and all management and board responses to such letters, and copies of all certificates as to compliance, defaults, material adverse changes, material litigation or similar matters relating to the Company and its subsidiaries, which shall be prepared by the Company or its officers and delivered to the third parties.

            (h) Annual Budget. Not later than 45 days after the beginning of each fiscal year of the Company, a copy of a consolidated operating budget of the Company and its subsidiaries prepared by the Company for such fiscal year, which shall include at minimum a projected balance sheet and a projected statement of operations and cash flows for each month in such fiscal year.

            (i) Notices to Senior Lenders. Copies of all notices, reports, certificates and other information furnished to the holders of Senior Debt or to any agent or representative to such holders, in each case promptly after the same are so furnished.

            (j) Other. Promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries as such Purchaser reasonably may request.

      SECTION 5.02 Reserve for Conversion Shares . The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Convertible Debentures and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Convertible Debentures from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Convertible Debentures or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of Conversion Shares.

      SECTION 5.03 Corporate Existence. The Company shall maintain and cause each of its subsidiaries (if any) to maintain, their respective corporate existence, rights and franchises in full force and effect unless the failure to maintain such existence (in the case of any subsidiaries), rights and franchises are not reasonably expected to have a Material Adverse Effect.

      SECTION 5.04 Properties, Business, Insurance. The Company shall maintain and cause each of its subsidiaries to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient. The Company shall also maintain in effect "key person" life insurance policies, payable to the Company, on the life of William
J. McMorrow (so long as he remains an employee of the Company), in the amounts of $5,000,000. The Company shall not cause or permit any assignment or change in beneficiary and shall not borrow against any such policy.

      SECTION 5.05 Inspection and Consultation. The Company shall permit and cause each of its subsidiaries to permit each Purchaser and such persons as it may designate, at such Purchaser's expense, to visit and inspect any of the properties of the Company and its subsidiaries during normal business hours, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Purchaser and such designees such affairs, finances and accounts), and consult with the management of the Company and its subsidiaries as to their affairs, finances and accounts, all upon reasonable notice.

      SECTION 5.06 Restrictive Agreements Prohibited. Neither the Company nor any of its subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of any of the Transaction Documents.

      SECTION 5.07 Transactions with Affiliates. Except for transactions contemplated by this Agreement or as otherwise approved by the Board of Directors, neither the Company nor any of its subsidiaries shall enter into any transaction with any director, officer, employee or Holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or Holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person's employment.

      SECTION 5.08 Directors. The Company shall identify one new independent director acceptable to the Purchasers by July 30, 1999.

      SECTION 5.09 Use of Proceeds. The Company agrees to use the full proceeds from the sale of the Convertible Debentures to pay down or retire existing debt of the Company.

      SECTION 5.10 Restrictions on New Debt. The Company will obtain the prior written consent of Holders of two-thirds or more of the principal amount of Convertible Debentures then outstanding prior to issuing any Debt of the Company, whether or not in combination with warrants or other equity securities to any person; provided, that such consent shall not be required to issue (i) Senior Debt so long as the Company does not grant any contractual preference or priority for payment to one lender of Senior Debt over another lender of Senior Debt; (ii) up to an aggregate of $13,500,000 of principal amount of Debt that is pari passu with the Convertible Debentures or (iii) any Debt that is junior and subordinate to the Convertible Debentures (the debt in (i), (ii) and (iii) is the "Additional Permitted Debt").

      SECTION 5.11 Intentionally Omitted.

      SECTION 5.12 Intentionally Omitted.

      SECTION 5.13 Intentionally Omitted.

      SECTION 5.14 Intentionally Omitted.

      SECTION 5.15 Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could reasonably be expected to have a Material Adverse Effect.

      SECTION 5.16 Keeping of Records and Books of Account. The Company shall keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

      SECTION 5.17 Change in Nature of Business. The Company and its subsidiaries taken as a whole shall not make any material change in the nature of its business as set forth in any documents furnished by the Company relating to the present Agreement.

      SECTION 5.18 U.S. Real property Interest Statement. Upon a written request by any Purchaser, the Company shall provide such Purchaser with a written statement informing the Purchaser whether such Purchaser's interest in the Company constitutes a U.S. real property interest. The Company's determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company's written statement to any Purchaser shall be delivered to such Purchaser within twenty (20) days of such Purchaser's written request therefor.

      SECTION 5.19 International Investment Survey Act of 1976. The Company shall use its best efforts to file on a timely basis all reports required of it under 22 U.S.C. Section 3104, or any similar statute, relating to a foreign person's direct or indirect investment in the Company.

      SECTION 5.20 Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, provide in writing, upon the written request of any Purchaser or a prospective buyer of Conversion Shares from any Purchaser, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act ("Rule 144A Information"). The Company also shall, upon the written request of any Purchaser, cooperate with and assist such Purchaser or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Conversion Shares for trading through PORTAL. The Company's obligations under this Section 5.20 shall at all times be contingent upon the relevant Purchaser's obtaining from the prospective buyer of or Conversion Shares a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a person who will assist such buyer in evaluating the purchase of any or Conversion Shares.

      SECTION 5.21 Intentionally Omitted.

      SECTION 5.22 Intentionally Omitted.

      SECTION 5.23 Consolidation, Merger of Disposition of Assets. The Company will not consolidate with or merge with any other person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any person unless the Company shall have paid all outstanding principal and interest on the Convertible Debentures and all interest that would have been due and payable on the Convertible Debentures had they been held to maturity. The Company shall provide each Holder of a Convertible Debenture with written notice of such payment at least 30 business days in advance of any proposed transaction.

      SECTION 5.24 Debt to Equity Ratio. The Company shall not permit the Debt to Equity Ratio to be greater than 3 to 1.

      SECTION 5.25 Debt Coverage Ratio. The Company shall not permit the Debt Coverage Ratio calculated on the last business day of any fiscal quarter of the Company to be less than 1.5 to 1.

      SECTION 5.26 FBR Asset Investment Corporation. The Company shall obtain the written consent of FBR Asset Investment Corporation ("FBR") to the transactions contemplated herein or shall repay in full any amounts due pursuant to any written agreement with FBR by April 28, 1999.

      SECTION 5.27 Termination of Covenants. The covenants set forth in Article V shall terminate and be of no further force or effect as to each Holder when such Holder no longer holds any Convertible Debentures.

                                   ARTICLE VI

                           COVENANTS OF THE PURCHASERS

      SECTION 6.01 Restriction on Transfers.

            (a) The Purchasers shall not transfer Convertible Debentures or Conversion Shares except in compliance with this Agreement and the applicable provisions of the securities laws of the United States.

      SECTION 6.02 Termination of Covenants. The covenant set forth in this
Article VI shall terminate and be of no further force or effect as to each of the Purchasers when such Purchaser no longer holds any Convertible Debentures or Conversion Shares.

                                   ARTICLE VII

                     COVENANTS OF THE MANAGING STOCKHOLDERS

      SECTION 7.01 Tag-Along Rights. For the purposes of this Section 7.01 only the term "Shares" shall mean and include (i) in respect of a Managing Stockholder, all voting securities of the Company now beneficially owned or hereafter acquired by that Managing Stockholder and (ii) in the case of a Purchaser, all Conversion Shares acquired by that Purchaser prior to the termination of this Article VII.

            (a) Each Managing Stockholder agrees that if he (a "Selling Stockholder") proposes to sell or transfer any of his Shares (the "Tag-Along Securities") in a transaction that does not comply with the Manner of Sale provisions of Rule 144(f) under the Securities Act, and the amount of such Tag-Along Securities together with all other Shares sold by such Managing Stockholder after the date hereof exceeds 320,000 shares in the case of William McMorrow or 280,000 shares in the case of Lewis Halpert (subject to adjustment for any Extraordinary Common Stock Event but excluding any shares sold in compliance with the Manner of Sale provision of Rule 144(f) under the Securities
Act), then such Selling Stockholder shall provide written notice (the "Tag-Along Offer Notice") of such intent to the Purchasers in the manner set forth in this
Section 7.01 (the date of receipt of such notice being the "Tag-Along Notice Date"). The Tag-Along Offer Notice shall identify the proposed transferee(s) (the "Tag-Along Purchaser"), the number of Tag-Along Securities proposed to be purchased by the Tag-Along Purchaser, the Tag-Along Ratio (as defined in Section 7.01(b)(i)), the consideration offered per Tag-Along Security (the "Tag-Along Offer Price") and any other material terms and conditions of the proposed transfer (the "Tag-Along Offer") and, in the case of a Tag-Along Offer in which the Tag-Along Offer Price consists in part or in whole of consideration other than cash, such information relating to such consideration as the Purchasers may reasonably request in order to evaluate such non-cash consideration. The Purchasers shall have the right, exercisable as set forth below, to accept the Tag-Along Offer to sell for up to the number of Shares determined pursuant to
Section 7.01(b). The Tag-Along Offer Price paid to any Purchaser shall be not less than the highest price paid per Tag-Along Security to any Selling Stockholder, which shall include any payments to such Selling Stockholder for an agreement not to compete or any consulting or other similar fees payable to such Selling Stockholder (other than fees for actually anticipated future services). Any Purchaser that wishes to accept the Tag-Along Offer shall, within 10 days after the Tag-Along Notice Date (the "Tag-Along Notice Period"), provide the Selling Stockholder with written notice (a "Tag-Along Acceptance Notice") specifying the number of Shares that the Purchaser wishes to sell, and shall simultaneously provide a copy of such Tag-Along Acceptance Notice to the Company.

      Not less than 10 days prior to the proposed date of any sale pursuant to a Tag-Along Offer (the "Transfer Date"), which date may not be earlier than 10 days after the termination of the Tag-Along Notice Period, the Selling Stockholder shall notify the Company and the Purchasers of the Transfer Date. Not less than three days prior to the Transfer Date, the participating Purchasers shall deliver to the Company in escrow (pending the consummation of the sale pursuant to the Tag-Along Offer) their duly endorsed certificates representing the Shares to be transferred by the participating Purchasers pursuant to the Tag-Along Offer, together with all other documents reasonably required by the Company and/or the Tag-Along Purchaser to be executed in connection with the sale of such Tag-Along Securities pursuant to the terms of the Tag-Along Offer; provided, that each participating Purchaser shall, as a condition to the sale of the Tag-Along Securities, have the right to receive all documentation (the "Transfer Documentation") from the Selling Stockholder relating to the sale of the Tag-Along Securities at least five days prior to the consummation of such sale. Any material change in the terms of the Tag-Along Offer (whether or not reflected in the Transfer Documentation) will require the submission of a new Tag-Along Offer Notice and the recommencement of compliance with all of the other applicable provisions of this Section 7.01.

            (b) (i) The Purchasers shall have the right to sell (and the Selling Stockholder shall reduce the number of its shares to be sold by a corresponding amount), pursuant to the Tag-Along Offer, a number of shares equal to the product of the total number of Tag-Along Securities offered to be purchased by the Tag-Along Purchaser as set forth in such Tag-Along Offer multiplied by a fraction (the "Tag-Along Ratio"), the numerator of which shall be the aggregate number of Shares owned by such Purchaser and the denominator of which shall be the aggregate number of Shares owned at that time by the Selling Stockholder and the participating Purchasers.

                  (ii) In no event may the Purchasers sell more than the total number of Shares specified in such Purchasers' Tag-Along Notice applicable to the relevant Tag-Along Offer. If, at the termination of the Tag-Along Notice Period, any Purchaser shall not have accepted the Tag-Along Offer, the Purchaser will be deemed to have waived any and all of its rights under this Section 7.01 with respect to the sale of any of its Shares pursuant to such Tag-Along Offer.

            (c) The Selling Stockholder, shall have 60 days from the conclusion of the Tag-Along Notice Period in which to consummate the sale contemplated by the Tag-Along Offer to the Tag-Along Purchaser at the price and on the terms contained in the Tag-Along Offer Notice. If, at the end of such 60-day period, the Selling Stockholder has not completed the sale contemplated by the Tag-Along Offer Notice, the right of the Selling Stockholder to effect such sale shall terminate, and the Tag-Along Securities subject to such proposed sale shall again be subject to all the restrictions on sale or other disposition and other provisions contained in this Agreement.

            (d) Immediately after the consummation of the sale of the Tag-Along Securities pursuant to the Tag-Along Offer, the Selling Stockholder shall notify the participating Purchasers and the Company thereof, shall remit to each of the participating Purchasers their portion of the total sales price specified in the Tag-Along Offer Notice, and shall furnish such other evidence of such sale (including the time of completion) and the terms thereof as may be reasonably requested by the Purchasers. The Company shall, upon being notified of the consummation of such sale, return to each participating Purchaser a new stock certificate, as the case may be, for the balance of the Shares not sold as part of the Tag-Along Securities, in accordance with each Purchasers instructions.

            (e) Notwithstanding anything contained in this Section 7.01, there shall be no liability on the part of a Selling Stockholder to any Purchaser if the sale of the Tag-Along Securities is not consummated for whatever reason.

            (f) No Purchaser shall be required to make any representation or warranty in connection with the Tag-Along Offer other than as to such Purchaser's ownership and authority to sell, free of liens, claims and encumbrances, the Shares proposed to be sold by it.

      SECTION 7.02 Termination. The covenants set forth in this Article VII shall terminate and be of no further force or effect as to each Purchaser when such Purchaser no longer holds at least 25% of the aggregate principal amount of Convertible Debentures, or Conversion Shares issuable thereon, purchased hereby.

                                  ARTICLE VIII

                                  MISCELLANEOUS

      SECTION 8.01 Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated, provided, however, that the Company shall reimburse the Purchasers for all reasonable expenses of the Purchasers, not in excess of $40,000, incurred by the Purchasers with respect to the due diligence, documentation, and closing of the transactions contemplated by the present Agreement, including but not limited to the fees and disbursements of the Purchasers' special counsel, Testa, Hurwitz & Thibeault, LLP. Notwithstanding the foregoing, the Company shall reimburse the Purchasers for all reasonable out-of-pocket expenses and costs, including without limitation, reasonable attorney's fees, expended or incurred by the Purchasers with respect to any subsequent amendment, waiver, consent requested by the Company or enforcement of the transactions contemplated by the present Agreement.

      SECTION 8.02 Survival of Agreements. All covenants, agreements, representations and warranties made in any of the Transaction Documents or any certificate or instrument delivered to the Purchasers pursuant to or in connection with any of the Transaction Documents shall survive the execution and delivery of all of the Transaction Documents, the issuance, sale and delivery of the Convertible Debentures, and the issuance and delivery of the Conversion Shares unless such covenants, agreements, representations or warranties expressly state otherwise, and all statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

      SECTION 8.03 Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

      SECTION 8.04 Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors, transferees, distributees and assigns of the parties hereto whether so expressed or not, provided, that (i) the Company shall not have the right to assign its rights hereunder or any interest therein without the prior written consent of Holders of at least two-thirds of the shares of Common Stock issued or issuable upon conversion of the Convertible

Debentures and (ii) a Purchaser and its successor, transferee, distributee or assign shall not have the right to assign its rights hereunder or any interest therein without the written consent of the Company other than to a successor, transferee, distributee or assign as permitted by the first sentence of Section 1.09.

      SECTION 8.05 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

            (a) if to the Company, at 9601 Wilshire Blvd., Suite 220, Beverly Hills, CA 90210, Attention: Chief Executive Officer, with a copy to Richard K. Smith, White & Case LLP, 633 West Fifth Street, Suite 1900, Los Angeles, CA 90071-2007; and

            (b) if to any Purchaser, at the address of such Purchaser set forth in Schedule I, with a copy to Leslie E. Davis, Esq., Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

      SECTION 8.06 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 8.07 Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, the Registration Rights Agreement and the Convertible Debentures constitute the entire agreement of the parties with respect to the subject matter hereof and thereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

      SECTION 8.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      SECTION 8.09 Amendments. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the Holders of at least two-thirds of the shares of Common Stock issued or issuable upon conversion of the Convertible Debentures and, with respect to Article VII only, with the consent of each Managing Stockholder.

      SECTION 8.10 Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

      SECTION 8.11 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

      SECTION 8.12 Indemnification.

            (a) The Company agrees to indemnify and hold harmless the Purchasers and their affiliates, and their respective partners, co-investors, officers, directors, employees, agents, consultants, attorneys and advisers (each, an "Indemnified Party"), from and against any and all actual losses, claims, damages, liabilities, costs and expenses (including, without limitation, environmental liabilities, costs and expenses and all reasonable fees, expenses and disbursements of counsel), joint or several (hereinafter collectively referred to as a "Loss"), which may be incurred by or asserted or awarded against any Indemnified Party in connection with or in any manner arising out of or relating to any investigation, litigation or proceeding or the preparation of any defense with respect thereto, arising out of or in connection with or relating to this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby or any use made or proposal to be made with the proceeds of the Purchasers' purchase of the Preferred Stock pursuant to this Agreement, whether or not such investigation, litigation or proceeding is brought by the Company, any of its subsidiaries, shareholders or creditors, an Indemnified Party or any other person, whether or not any of the transactions contemplated by this Agreement or the other Transaction Documents are consummated, except to the extent such Loss is found in a final judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The Company agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company or any of its subsidiaries, shareholders or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is found in a final judgment by a court of competent jurisdiction to have resulted from any Indemnified Party's gross negligence or willful misconduct or the breach by a Purchaser of its obligations under the Transaction Documents but in no event shall an Indemnified Party be liable for punitive, exemplary or consequential damages.

            (b) An Indemnified Party shall give written notice to the Company of any claim with respect to which it seeks indemnification promptly (but in no event later than thirty (30) days) after the discovery by such parties of any matters giving arise to a claim for indemnification pursuant to Section 8.12(a); provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Company of its obligations under this Section 8.12, except to the extent that the Company is actually prejudiced by such failure to give notice. In case any such action or claim is brought against any Indemnified Party, the Company shall be entitled to participate in and, unless in the judgment of the Indemnified Party a conflict of interest between such Indemnified Party and the Company may exist in respect of such action or claim, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party and after notice from the Company to the Indemnified Party of its election so to assume the defense thereof. If the Company elects in writing to assume the defense of such action or claim, and does so assume the defense of any such action or claim, the Company shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. In any event, unless and until the Company elects in writing to assume and does so assume the defense of any such action or claim the Indemnified Party's reasonable costs and expenses arising out of the defense, settlement or compromise of any such action or claim shall be Losses subject to indemnification hereunder. If the Company elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The Company shall not be liable for any settlement of any action or claim effected without its written consent. Anything in this Section 8.12 to the contrary notwithstanding, the Company shall not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof that imposes any future obligation on the Indemnified Party or that does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party, a release from all liability in respect of such claim.

      SECTION 8.13 Remedies Cumulative. No remedy conferred in this Agreement or the other Transaction Documents is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

      SECTION 8.14 Remedies Not Waived. No course of dealing between the Company and any Purchaser and no delay or failure in exercising any rights hereunder or under any other Transaction Document shall operate as a waiver of any of the rights of any Purchaser.

      SECTION 8.15 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            (a) "Conversion Shares" means the shares of Common Stock issuable with respect to the Convertible Debentures.

            (b) "Capital Lease Obligations" of any person means the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

            (c) "Debt" of any person means, without duplication, (a) all obligations of such person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all Capital Lease Obligations of such person, (c) all obligations of such person to pay the deferred purchase price of property or services (other than current accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property or assets of such person, whether or not such indebtedness shall have been assumed by such person, (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such person, (f) all Suretyship Liabilities of such person, (g) all other obligations of such person upon which interest charges are customarily paid (other than accounts payable in the ordinary course of business which are not more than 90 days past due), (h) all obligations of such person under conditional sale or other title retention agreements relating to property or assets acquired by such person, (i) all net obligations, contingent or otherwise, of such person with respect to any Hedging Agreement, (j) all obligations of such person to redeem, purchase or otherwise retire or extinguish any of its capital stock at a fixed or determinable date (whether by operation of a sinking fund or otherwise), at another's option or upon the occurrence of a condition not solely within the control of such person (e.g., redemption from future earnings), and (k) all debt (as defined above) of any partnership in which such person is a general partner (except to the extent such debt is not recourse to such person).

            (d) "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

            (e) "Suretyship Liability" means any agreement, undertaking or other contractual arrangement by which any person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any Debt of any other person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any person's obligation under any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the indebtedness, obligation or other liability guaranteed thereby.

            (f) "Measured Debt" means with respect to the Company and its subsidiaries, all indebtedness and all liabilities for borrowed money of the Company and its subsidiaries, whether or not evidenced by a written instrument, except (i) the Convertible Debentures, (ii) Debt which by its terms is subordinate and junior to, or pari passu with, the Convertible Debentures, (iii) Debt of the Company and its subsidiaries with respect to which recourse for the payment of the principal of and interest on such Debt is limited to the property or assets financed with such Debt and (iv) Debt under any agreements identified in Section 9.03.

            (g) "Debt Coverage Ratio" means, at the date of calculation, the ratio of EBITDA to Total Debt Interest computed on a twelve month trailing basis.

            (h) "Debt to Equity Ratio" means the ratio of Measured Debt to Equity.

            (i) "EBITDA" means, for any period, earnings for such period before reduction for depreciation, interest, amortization and income taxes for such period, determined in accordance with GAAP.

            (j) "Equity" means the total stockholder's equity of the Company and its subsidiaries, determined in accordance with GAAP plus (i) the Convertible Debentures, (ii) any Debt that ranks pari passu with, or is subordinated to, the Convertible Debentures and (iii) any debt under any agreement identified in Section 9.03.

            (k) "Exchange Act" means the Securities Exchange Act of 1934.

            (l) "Fair Market Value" means if the Common Stock is publicly traded
(i) the average (on any date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on any date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market. If the Common Stock is not publicly traded, "fair market value" shall mean the fair value of the Common Stock as determined by the board of directors of the Company after taking into consideration all factors which it deems appropriate. If the prices or quotes discussed herein are unavailable for any date, the prices or quotes for the last business day for which such prices or quotes are available shall be used.

            (m) "Lien" means mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any nature.

            (n) "person" shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

            (o)_ "Securities Act" means the Securities Act of 1933.

            (p) "Senior Debt" means all Debt of the Company, including any extensions, renewals, replacements or refinancings thereof, whether outstanding on the date hereof or hereafter created or incurred, which is not by its terms subordinate and junior to the Convertible Debentures.

            (q) "subsidiary" shall mean, as to the Company, any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its subsidiaries, or by the Company and one or more of its subsidiaries, and each other entity listed on Schedule III hereto.

            (r) "Total Debt Interest" means the sum of the outstanding interest due as of the date of calculation with respect to the Debt of the Company other than Debt of the

Company with respect to which recourse for the payment of the principal of and interest on such Debt is limited to the property or assets financed with such Debt.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

      SECTION 9.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing :

            (a) The Company shall fail to pay any installment of principal of any of the Convertible Debentures within 5 days of when due; or

            (b) The Company shall fail to pay any interest on any of the Convertible Debentures within 5 days of when due; or

            (c) The Company shall default in the performance of any covenant contained in Section 5.24 or 5.25; or

            (d) Any representation or warranty made by the Company in this Agreement or by the Company (or any of its officers) in any certificate, instrument or written statement contemplated by or made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect when made in any material respect and shall remain incorrect 10 days after written notice thereof to the Company; or

            (e) The Company shall fail to perform or observe any other term, covenant or agreement contained in the Transaction Documents or the Convertible Debentures on its part to be performed or observed and any such failure remains unremedied for thirty (30) business days after written notice thereof shall have been given to the Company by any registered Holder of the Convertible Debentures; or

            (f) The Company or any Subsidiary shall (i) admit in writing its inability to pay its debts generally as they become due; (ii) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;
(iii) file an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition; (iv) be the subject of an order entered for relief in any involuntary case commenced under said Title 11 for at least 60 days; (v) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief; (vi) receive or have notice of an order by a court of competent jurisdiction (a) finding it to be bankrupt or insolvent, (b) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (c) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or (vii) make an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property;

            then, and in any such event,

            (1) the Purchasers may, by notice to the Company, declare the entire unpaid principal amount of the Convertible Debentures, all interest accrued and unpaid thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under subsection 9.01(h) in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, and

            (2) the Purchasers may proceed to protect and enforce their rights by suit in equity (including without limitation a suit for rescission), action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained or incorporated by reference in this Agreement or any term of the Certificate of Incorporation of the Company, or in aid of the exercise of any power granted in this Agreement or in the Certificate of Incorporation of the Company.

      SECTION 9.02.Annulment of Defaults. Section 9.01 is subject to the condition that, if at any time after the principal of any of the Convertible Debentures shall have become due and payable, and before any judgment or decree for the payment of the moneys so due, or any portion thereof, shall have been entered, then and in every such case the Holders of sixty-six and two-thirds percent (66 2/3%) or more in principal amount of all Convertible Debentures then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.

      SECTION 9.03 Other Defaults. The Company's failure to repay in full any amounts due under the Loan and Warrant Agreement dated June 3, 1998 by and between the Company and FBR Asset Investment Corporation, as amended, and the Bridge Loan Agreement dated as of July 16, 1998 among the Company, Colony K-W, LLC and the other parties thereto, as amended, and to terminate each such agreement on or prior to January 15, 2000 shall be an "Other Default".

               IN WITNESS WHEREOF, the Company, the Managing Stockholders, and the Purchasers have executed this Convertible Debentures Purchase Agreement as of the day and year first above written.

                                            KENNEDY-WILSON, INC.

                                            By: /s/ William J. McMorrow
                                               ---------------------------------
[Corporate Seal]                            Title:  CEO
                                                   -----------------------------
Attest:

/s/ Freeman Lyle
---------------------------------
Secretary

                    Convertible Debentures Purchase Agreement
                           Counterpart Signature Page

PURCHASERS:

Cahill, Warnock Strategic Partners Fund, L.P.

By:  Cahill, Warnock Strategic Partners, L.P., its sole General Partner

By: /s/ E. Cahill
   --------------------------------

Title:
      -----------------------------

Strategic Associates, L.P.

By:  Cahill, Warnock & Co., LLC, its sole General Partner

By: /s/ E. Cahill
   --------------------------------

Title:
   --------------------------------

                    Convertible Debentures Purchase Agreement
                           Counterpart Signature Page

MANAGING STOCKHOLDERS:

/s/ William J. McMorrow
----------------------------------
William J. McMorrow

/s/ Lewis A. Halpert
----------------------------------
Lewis A. Halpert

                                   Purchasers

Name and                      Convertible Debentures to   Purchase Price for
Address of Purchaser          be Purchased                Convertible Debentures
--------------------          ------------                ----------------------

Cahill, Warnock Strategic            $7,106,000                  $7,106,000
Partners Fund, L.P.
One South Street
Suite 2150
Baltimore, MD  21202

Strategic Associates, L.P.             $394,000                    $394,000
One South Street
Suite 2150
Baltimore, MD  21202

                               Disclosure Schedule

                                 Section 2.01(b)

                                  Pledged Stock

      Pursuant to a Pledge Agreement dated as of July 16, 1998 between Kennedy-Wilson Properties, Ltd., a Delaware corporation ("K-W Delaware"), and Colony K-W, LLC, a Delaware limited liability company ("Colony"), K-W Delaware pledged to and granted a first priority security interest in all shares of Kennedy-Wilson Properties, Ltd., an Illinois corporation, then held or thereafter acquired by K-W Delaware to Colony.

                                  Section 2.04

                            Authorized Capital Stock

I. Options Granted

Kennedy-Wilson, Inc. 1992 Incentive & Non-Statutory Stock Option Plan

                     Total                                       Remaining
                   Original   Option   Exercise                 Exercisable    Exercise  Expiration
     Name           Options    Type     Price    Option Date       Options       Date       Date
---------------------------------------------------------------------------------------------------
Mandel                 54000    A       1.065     12/18/95               -                12/18/00
                                                                     18,000    12/18/97
                                                                     18,000    12/18/98

Mandel                 54000    A       0.995     01/02/96           18,000    01/02/97   01/02/01
                                                                     18,000    01/02/98
                                                                     18,000    01/02/99

Gaw                    27000    A       0.949     02/01/96               -
                                                                         -
                                                                         -

Lyle                   27000    A       0.949     04/01/96               -                04/01/01
                                                                         -
                                                                      9,000    04/01/99

Stevens                27000    A       1.574     07/29/96               -                07/29/01
                                                                         -
                                                                      9,000    07/29/99

Homma                  27000    A       1.552     10/01/96               -     10/01/97   10/01/01
                                                                         -     10/01/98
                                                                      9,000    10/01/99
Lyle                   27000    A       1.806     12/31/96               -                12/31/01
                                                                      9,000    12/31/98
                                                                      9,000    12/31/99

Mandel                 54000    A       1.806     01/01/97           18,000    01/04/98   01/01/02
                                                                     18,000    01/01/99
                                                                     18,000    01/01/00

                     Total                                       Remaining
                   Original   Option   Exercise                 Exercisable    Exercise  Expiration
     Name           Options    Type     Price    Option Date       Options       Date       Date
---------------------------------------------------------------------------------------------------
Collias                27000    A       1.806     01/01/97               -                01/01/02
                                                                         -
                                                                      9,000    01/01/00

Ricks                  27000    A       1.806     01/01/97                                01/01/02
                                                                         -     01/01/99
                                                                      9,000    01/01/00

Ozello                 27000    A       1.806     01/01/97            9,000    01/01/98   01/01/02
                                                                      9,000    01/01/99
                                                                      9,000    01/01/00

Mandel                108000    A       2.130     05/19/97           36,000    05/19/98   05/19/02
                                                                     36,000    05/19/99
                                                                     36,000    05/19/00

Mandel                 81000    A       2.130     05/19/97           27,000    05/19/98   05/19/02
                                                                     27,000    05/19/99
                                                                     27,000    05/19/00

Cramer                 27000    A       2.129     05/19/97               -                05/19/02
                                                                      9,000    05/19/99
                                                                      9,000    05/19/00

Cramer                 27000    A       3.333     09/30/97               -                09/30/02
                                                                      9,000    09/30/99
                                                                      9,000    09/30/00

Gaw                    45000    A       3.722     10/28/97

Halpert                45000    A       3.722     10/28/97           15,000    10/28/98   10/28/02
                                                                     15,000    10/28/99
                                                                     15,000    10/28/00

McMorrow               90000    A       3.722     10/28/97           30,000    10/28/98   10/28/02
                                                                     30,000    10/28/99
                                                                     30,000    10/28/00

Lyle                   45000    A       3.667     01/20/98           15,000    01/20/99   01/20/03
                                                                     15,000    01/20/00
                                                                     15,000    01/20/01

                     Total                                       Remaining
                   Original   Option   Exercise                 Exercisable    Exercise  Expiration
     Name           Options    Type     Price    Option Date       Options       Date       Date
---------------------------------------------------------------------------------------------------
Ricks                  22500    A       3.667     01/20/98               -     01/20/99   01/20/03
                                                                      7,500    01/20/00
                                                                      7,500    01/20/01

Homma                  22500    A       3.667     01/20/98               -     01/20/99   01/20/03
                                                                      7,500    01/20/00
                                                                      7,500    01/20/01

Anodide                11250    A       3.667     01/20/98            3,750    01/20/99   01/20/03
                                                                      3,750    01/20/00
                                                                      3,750    01/20/01

McMorrow               37500    A       7.000     04/27/98           12,500    04/27/99   04/27/03
                                                                     12,500    04/27/00
                                                                     12,500    04/27/01

Mandel                 37500    A       7.000     04/27/98           12,500    04/27/99   04/27/03
                                                                     12,500    04/27/00
                                                                     12,500    04/27/01

Homma                  30000    A       7.000     04/27/98           10,000    04/27/99   04/27/03
                                                                     10,000    04/27/00
                                                                     10,000    04/27/01

Honda                   7500    A       7.000     04/27/98            2,500    04/27/99   04/27/03
                                                                      2,500    04/27/00
                                                                      2,500    04/27/01

Baldwin                18900    A       8.167     04/29/98            6,300    04/29/99   04/29/03
                                                                      6,300    04/29/00
                                                                      6,300    04/29/01

Ozello                 11250    A       8.250     06/10/98            3,750    06/10/99   06/10/03
                                                                      3,750    06/10/00
                                                                      3,750    06/10/01

Beasley                15000    A       8.333     07/15/98            5,000    07/15/99   12/15/03
                                                                      5,000    07/15/00
                                                                      5,000    07/15/01

Latvaaho                   0    A       0.000                            -
                                                                         -
                                                                         -

Powalish               15000    A       8.333     07/15/98            5,000    07/15/99   12/15/03
                                                                      5,000    07/15/00
                                                                      5,000    07/15/01

                     Total                                       Remaining
                   Original   Option   Exercise                 Exercisable    Exercise  Expiration
     Name           Options    Type     Price    Option Date       Options       Date       Date
---------------------------------------------------------------------------------------------------
Schlesinger            75000    A       8.333     07/15/98           25,000    07/15/99   12/15/03
                                                                     25,000    07/15/00
                                                                     25,000    07/15/01

Wachsner               22500    A       8.333     07/15/98            7,500    07/15/99   12/15/03
                                                                      7,500    07/15/00
                                                                      7,500    07/15/01

Schlesinger           100000    A       7.375     01/04/99           20,000    01/04/00   01/04/04
                                                                     20,000    01/04/01
                                                                     20,000    01/04/02
                                                                     20,000    01/04/03
                                                                     20,000    01/04/04

Waschner               20000    A       7.375     01/04/99            4,000    01/04/00   01/04/04
                                                                      4,000    01/04/01
                                                                      4,000    01/04/02
                                                                      4,000    01/04/03
                                                                      4,000    01/04/04

Beasley                15000    A       7.375     01/04/99            3,000    01/04/00   01/04/04
                                                                      3,000    01/04/01
                                                                      3,000    01/04/02
                                                                      3,000    01/04/03
                                                                      3,000    01/04/04

Powalish               15000    A       7.375     01/04/99            3,000    01/04/00   01/04/04
                                                                      3,000    01/04/01
                                                                      3,000    01/04/02
                                                                      3,000    01/04/03
                                                                      3,000    01/04/04

Zimmerman              25000    A       7.375     01/04/99            5,000    01/04/00   01/04/04
                                                                      5,000    01/04/01
                                                                      5,000    01/04/02
                                                                      5,000    01/04/03
                                                                      5,000    01/04/04

Ricks                  10000    A       7.375     01/04/99            3,333    01/04/00   01/04/04
                                                                      3,333    01/04/01
                                                                      3,334    01/04/02

Collins                25000    A       7.500     01/11/99            8,333    01/11/00   01/11/04
                                                                      8,333    01/11/01
                                                                      8,334    01/11/02

Cerone                  7500    A       9.000     03/19/99            2,500    03/19/00   03/19/04
                                                                      2,500    03/19/01
                                                                      2,500    03/19/02

Kennedy-Wilson, Inc.  1992 Non-Employee Director Stock Option Plan

                    Total      Option  Exercise    Option       Exercisable    Exercise  Expiration
     Name          Options      Type    Price       Date          Options        Date       Date
---------------------------------------------------------------------------------------------------
Elliott                 13500      2   12.963     08/14/92           13,500    08/14/93   08/14/02
Elliott                   540      2    1.620     05/11/95              540    05/11/96   05/11/05
Mouton                 13,500      2    0.926     12/18/95           13,500    12/18/96   12/18/05
Mouton                    540      2    1.713     06/13/96              540    06/13/97   06/13/06
Prell                  13,500      2   12.963     08/14/92           13,500    08/14/93   08/14/02
Prell                     540      2    1.620     05/11/95              540    05/11/96   05/11/05
---------------------------------------------------------------------------------------------------

II. Rights to Acquire Equity Securities

                                                                  Underlying Shares of
                                                                     Common Stock of
         Name              Right             Amount                     the Company
         ----              -----             ------                     -----------
FBR Asset Investment      Warrant      131,096 (subject to         131,096 (subject to
Corporation                                adjustment)                 adjustment)

Colony Investors III,     Warrant      198,039 (subject to         198,039 (subject to
L.P.                                       adjustment)                 adjustment)

                         Purchase      An amount sufficient to     An amount sufficient to
Colony Investors III,     Rights        maintain its pro rata       maintain its pro rata
L.P.                                        ownership                   ownership

III. Pledge Agreements

      Pursuant to a Pledge Agreement dated as of July 16, 1998 between Kennedy-Wilson Properties, Ltd., a Delaware corporation ("K-W Delaware"), and Colony K-W, LLC, a Delaware limited liability company ("Colony"), K-W Delaware pledged to and granted a first priority security interest in all shares of Kennedy-Wilson Properties, Ltd., an Illinois corporation, then held or thereafter acquired by K-W Delaware to Colony.

                                  Section 2.06

                     Events Subsequent To Balance Sheet Date

      None, except for borrowings and repayments under the Amended and Restated Revolving Credit Agreement dated as of September 10, 1998 between the Company and East-West Bank.

                                  Section 2.07

                                   Litigation

      The Company is engaged in Litigation in the ordinary course of its operations. The Company does not believe that such Litigation will have a material adverse affect on its business, financial condition, operations or property.

                                  Section 2.09

                            Patents, Trademarks, Etc.

                                      None.

                                  Section 2.14

                               Material Agreements

      (c) (1) Amended and Restated Revolving Credit Agreement dated as of September 10, 1998 between the Company and East-West Bank;

            (2) Loan and Warrant Agreement dated June 3, 1998 between the Company and FBR Asset Investment Corporation, as amended;

            (3) $21,000,000 Bridge Loan Agreement dated as of July 16, 1998 among the Company, Kennedy-Wilson International, K-W Properties, Kennedy-Wilson Properties, Ltd. and Colony K-W, LLC, as amended;

            (4) Pledge Agreement dated as of July 16, 1998 between Kennedy-Wilson Properties, Ltd. and Colony K-W, LLC; and

            (5) The other agreements referenced in the Registration Statement and the Financial Statements.

      (d) In addition to providing industry standard limited recourse guarantees in the acquisition of real property by the Company or its affiliates, the Company has provided guarantees of borrowers' obligations under the promissory notes and agreements listed below. The limited recourse guarantees described in the preceding sentence do not relate to the property being acquired or the payment of principal or interest under any mortgage.

            (1) Promissory Note in the principal amount of $1,000,000 dated July 28, 1998 by Kennedy-Wilson Properties, Ltd. in favor of East-West Bank;

            (2) Promissory Note in the principal amount of $2,300,000 dated July 9, 1998 by K-W KAU, LLC in favor Old Standard Life Insurance Company;

            (3) Promissory Note in the principal amount of $5,075,000 dated February 20, 1998 by K-W Paseo Heights, LLC in favor INMC Mortgage Holdings, Inc. (dba Construction Lending Corporation of America);

            (4) Promissory Note in the principal amount of $540,000 dated April 30, 1998 by K-W Westlake 15, Inc. in favor of National Bank of California;

            (5) Promissory Note in the principal amount of $3,990,000 dated November 23, 1998 by K-W Courtyard Homes, LLC in favor of Valley Independent Bank;

            (6) Promissory Note in the principal amount of $2,490,000 dated March 19, 1998 by K-W Properties in favor of Century Bank;

            (7) Overdraft Agreement (with maximum amount of (Y)30,000,000) dated July 30, 1998 between Kennedy-Wilson Japan and Tokyo Mitsubishi Bank;

            (8) Overdraft Agreement (with maximum amount of (Y)30,000,000) between Kennedy-Wilson Japan and Sumitomo Bank;

            (9) Overdraft Agreement (with maximum amount of (Y)30,000,000) between Kennedy-Wilson Japan and Sumitomo Bank; and

            (10) The other agreements referenced in the Registration Statement and the Financial Statements.

                                  Section 2.16

            Assumptions, Guarantees of Indebtedness of Other Persons

      In addition to providing industry standard limited recourse guarantees in the acquisition of real property by the Company or its affiliates, the Company has provided guarantees of borrowers' obligations under the promissory notes and agreements listed below. The limited recourse guarantees described in the preceding sentence do not relate to the property being acquired or the payment of principal or interest under any mortgage.

      1. Promissory Note in the principal amount of $1,000,000 dated July 28, 1998 by Kennedy-Wilson Properties, Ltd. in favor of East-West Bank;

      2. Promissory Note in the principal amount of $2,300,000 dated July 9, 1998 by K-W KAU, LLC in favor Old Standard Life Insurance Company;

      3. Promissory Note in the principal amount of $5,075,000 dated February 20, 1998 by K-W Paseo Heights, LLC in favor INMC Mortgage Holdings, Inc. (dba Construction Lending Corporation of America);

      4. Promissory Note in the principal amount of $540,000 dated April 30, 1998 by K-W Westlake 15, Inc. in favor of National Bank of California;

      5. Promissory Note in the principal amount of $3,990,000 dated November 23, 1998 by K-W Courtyard Homes, LLC in favor of Valley Independent Bank;

      6. Promissory Note in the principal amount of $2,490,000 dated March 19, 1998 by K-W Properties in favor of Century Bank;

      7. Overdraft Agreement (with maximum amount of (Y)30,000,000) dated July 30, 1998 between Kennedy-Wilson Japan and Tokyo Mitsubishi Bank;

      8. Overdraft Agreement (with maximum amount of (Y)30,000,000) between Kennedy-Wilson Japan and Sumitomo Bank;

      9. Overdraft Agreement (with maximum amount of (Y)30,000,000) between Kennedy-Wilson Japan and Sumitomo Bank; and

      10. The other agreements referenced in the Registration Statement and the Financial Statements.

                       List of Subsidiaries and Affiliates

                                                               State or Other
                                                               Jurisdiction of
                Name                                            Incorporation
                ----                                            -------------

301 South Fair Oaks, LLC                                         California

453 Barrington Property Group, Inc.                              California

801 Flower Group, Inc.                                           California

5900 Sepulveda Property Group, Inc.                              California

11743 Kiowa Partners Corporation                                 California

Asset One K.K.                                                      Japan

Beverly Crescent LLC                                             California

Carriage Villas Group, Inc.                                      California

Cathedral Hills Vistas                                           California

Choei Building Management K.K.                                      Japan

Choei Create K.K.                                                   Japan

Choei Kaihatsu K.K.                                                 Japan

Choei Urban K.K.                                                    Japan

Colony KW Investment Y.K.                                           Japan

Colony-KW Partners, L.P.                                          Delaware

Dealco One, Inc.                                                 California

Dealco Two, Inc.                                                 California

Del Mar Pasadena, LLC                                            California

Downtown Properties NY LLC                                       California

Edinger Business Centre Group, Inc.                              California

e-KWIC, Inc.                                                     California

                                                               State or Other
                                                               Jurisdiction of
                Name                                            Incorporation
                ----                                            -------------

Hilltop Colony, LLC                                              California

JUL K.K.                                                            Japan

Jutaku Ryutsu K.K.                                                  Japan

K.A. Capital K.K.                                                   Japan

Kennedy-Wilson DC Properties, Ltd.                          District of Columbia

Kennedy-Wilson Hong Kong                                          Hong Kong

Kennedy-Wilson International                                     California

Kennedy-Wilson Japan Co., Ltd.                                      Japan

Kennedy-Wilson Japan K.K.                                           Japan

Kennedy-Wilson Minnesota Management, Inc.                         Minnesota

Kennedy-Wilson Nevada Management, Inc.                             Nevada

Kennedy-Wilson Ohio Management, Inc.                                Ohio

Kennedy-Wilson Portfolio Fund I, LLC                              Delaware

Kennedy-Wilson Portfolio Fund II, LLC                             Delaware

Kennedy-Wilson Properties, Ltd.                                   Illinois

Kennedy-Wilson Properties, Ltd.                                   Delaware

Kennedy-Wilson Properties of Delaware, Ltd.                       Delaware

Kennedy-Wilson Properties of Louisiana, Ltd.                      Louisiana

Kennedy-Wilson Properties of Maryland, Ltd.                       Maryland

Kennedy-Wilson Properties of Oregon, Ltd.                          Oregon

Kennedy-Wilson RHA Holding Company, Inc.                         California

Kennedy Wilson Tech, Ltd.                                        California

                                                               State or Other
                                                               Jurisdiction of
                Name                                            Incorporation
                ----                                            -------------

Kennedy-Wilson Wisconsin Management, Inc.                         Wisconsin

KMK K.K.                                                            Japan

Kona Surf Group, Inc.                                            California

Kona Surf Investors, LLC                                         California

Kuhio Group, Inc.                                                California

KW 1055 Wilshire Group, Inc.                                     California

KW 6255 Sunset Group, Inc.                                       California

K-W 6380 Wilshire Group, Inc.                                    California

KW 7080 Hollywood Group                                          California

K-W Black Oak, Inc.                                              California

KW Capital Corporation                                           California

KW Courtyard Homes Group, Inc.                                   California

KW Courtyard Homes, LLC                                          California

KW Crescent Group, Inc.                                          California

KW Del Mar Group, Inc.                                           California

K-W Euclid, Inc.                                                 California

K-W Falcon Crest, Inc.                                           California

K-W Hilltop, Inc.                                                California

KW Hilltop, Inc.                                                 California

KW Japan Investments, Inc.                                        Delaware

KW Kau Group, Inc.                                               California

KW Kau LLC                                                       California

                                                               State or Other
                                                               Jurisdiction of
                Name                                            Incorporation
                ----                                            -------------

KW Kohanaiki Group, Inc.                                         California

KW Kohanaiki LLC                                                 California

K-W Laurelwood, Inc.                                             California

KW Management Svs. Inc.                                          California

KW Maple Partners, Inc.                                          California

KW Marengo Group, Inc.                                           California

KW Mitchell, Inc.                                                California

KW Paseo Group, Inc.                                             California

KW Paseo Heights, Inc.                                           California

KW Paseo Heights, LLC                                            California

KW Portfolio Group I, Inc.                                        Delaware

KW Portfolio Group II, Inc.                                       Delaware

KW Properties                                                    California

KW Properties I                                                  California

KW Puako Group, Inc.                                             California

KW Puako, LLC                                                    California

KW Reno Equity, Inc.                                             California

KW Rochester 24, LLC                                             California

KW Rochester Group, Inc.                                         California

KW Rochester, Inc.                                               California

KW Santiago, Inc.                                                California

KW Upland Equities, Inc.                                         California

                                                               State or Other
                                                               Jurisdiction of
                Name                                            Incorporation
                ----                                            -------------

KW Valencia Group, Inc.                                          California

KW Vista Del Valle, LLC                                          California

KW Westlake 15, Inc.                                             California

KW-A, LLC                                                        California

KW-LP Investments, Inc.                                          California

KWP Financial I                                                  California

KWP Financial II                                                 California

KWP Financial III                                                California

KWP Financial IV                                                 California

KWP Financial V                                                  California

MAY K.K.                                                            Japan

Monarch Investors, Inc.                                          California

MPM K.K.                                                            Japan

Muromachi Building Management K.K.                                  Japan

Mutual Capital Mortgage Company                                  California

NOV K.K.                                                            Japan

OCT K.K.                                                            Japan

Plaza Centre Group, Inc.                                         California

Prestonwood Group, Inc.                                          California

Rancho Del Valle Properties Group                                California

SFR Properties, LLC                                              California

Southwood Townhomes Group, Inc.                                  California

                                                               State or Other
                                                               Jurisdiction of
                Name                                            Incorporation
                ----                                            -------------

SSI K.K.                                                            Japan

SST K.K.                                                            Japan

Stonegate Group, Inc.                                            California

TST K.K.                                                            Japan

TUE K.K.                                                            Japan

VDE Corona Group, Inc.                                           California

Vista Del Valle, LLC                                             California

Vista Waikoloa Group, Inc.                                       California

Westborough Court Group, Inc.                                    California

Wilshire & 7th Properties, Inc.                                  California

Woodcreek, Inc.                                                  California